EHHIBIT 8(a)

                            TRANSFER AGENCY AGREEMENT


       AGREEMENT made as of this 13th day of November, 2002, by and between USAA TRANSFER AGENCY COMPANY, dba USAA Shareholder Account Services, a corporation organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas ("SAS"), and USAA INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts, and having a place of business in San Antonio, Texas (the "Trust").

       WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Trust is authorized to issue shares of capital stock (the "Shares") in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Trust offers Shares in each of the classes identified in SCHEDULE A hereto (the "Existing Funds") (such classes together with all other classes subsequently established by the Trust with respect to which the Trust desires to retain SAS to render transfer agent and dividend disbursement agent services hereunder and with respect to which SAS is willing to do, being herein collectively referred to as the "Funds"); and

       WHEREAS, the Trust desires to retain SAS to serve as transfer agent and dividend disbursing agent for the Funds; and

       WHEREAS, SAS is willing to perform such services;

       NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

       1. APPOINTMENT OF SAS.

       (a) EXISTING FUNDS. The Trust hereby appoints SAS to act as transfer agent and dividend disbursing agent for the Existing Funds for the period and on the terms herein set forth. SAS accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

       (b) ADDITIONAL FUNDS. In the event that the Trust desires to retain SAS to render transfer agent and dividend disbursement agent services hereunder with respect to any Fund other than an Existing Fund, it shall so notify SAS in writing. If SAS is willing to render such services it shall notify the Trust in writing, whereupon the Trust shall appoint SAS to act as transfer agent and dividend disbursement agent for such Fund for the period and on the terms herein set forth, and SAS shall accept such appointment and agree to render the services herein set forth for the compensation herein provided.

       2. SCOPE OF APPOINTMENT.

       SAS shall serve as the transfer agent and dividend disbursing agent for the Trust, and shall perform the following services to the Trust (as described in greater detail in SCHEDULE B attached hereto):

       (a) PROCESS ORDERS TO PURCHASE OR TRANSFER SHARES. Provide services as transfer agent for the Trust for processing orders for the purchase of Shares, including the recording of issues of Shares of the Trust and registering the transfer of such Shares.

       (b) RECEIVE FUNDS. Receive funds in the form of checks, wire transfers, electronic ACH, or other order drawn or endorsed to it as transfer agent for the Trust or otherwise identified as being for the account of the Trust.

       (c) PROCESS SHARE REDEMPTIONS. Process all requests for redemptions or repurchase of Shares, and, if necessary, receive and stamp with the date of receipt all certificates delivered to it for redemption or repurchase.

       (d) DISTRIBUTE DIVIDENDS AND CAPITAL GAINS. Prepare and mail or credit income and capital gain payments to shareholders, in accordance with the provisions of the Trust's Master Trust Agreement and then current prospectus.

       (e) DELIVER REPORTS TO  SHAREHOLDERS.  Deliver to  shareholders,  at such
times  and  in  the  manner  requested  by  the  Trust,   shareholder   reports,
prospectuses and statements of shareholder accounts.

       (f) PROCESS WITHDRAWAL ORDERS. Process withdrawal orders in accordance with the terms of any withdrawal plans instituted by the Trust and duly executed by shareholders.

       (g) PREPARE TAX RETURNS. Prepare, file with the Internal Revenue Service and with the appropriate State agencies, and, if required, mail to shareholders such returns for reporting dividends and distributions paid as are required to be so filed and mailed, and withhold such sums as are required to be withheld under applicable federal and state income tax laws, rules and regulations, or as may be requested by the Trust to enable shareholders to comply with applicable tax requirements.

       (h) COUNTERSIGN CERTIFICATES. As applicable and if requested by the Trust, countersign and mail by first class mail, a share certificate to a shareholder at the shareholder's address as set forth on the transfer books of the Trust.

       (i) CORRESPONDENCE. Answer correspondence from shareholders relating to their Share accounts and such other correspondence as may from time to time be mutually agreed upon.

       (j) PROXIES. Mail such proxy cards and other material supplied to it by the Trust in connection with shareholder meetings of the Trust and shall receive, examine and tabulate returned proxies and certify the vote of the Trust.

       (k) OTHER SERVICES. Provide such other services as the parties may from time to time agree in writing.

       3. FEES.

       The Trust shall pay SAS for the services to be provided by SAS under this Agreement in accordance with, and in the manner set forth in, SCHEDULE C hereto. Fees for any additional services to be provided by SAS shall be subject to mutual agreement at the time such amendment to this Agreement is proposed.

       4. REIMBURSEMENT OF EXPENSES.

       In addition to paying SAS the annual maintenance charges set forth in Schedule C hereto, the Trust agrees to reimburse SAS for all reasonable out-of-pocket expenses, charges, and other disbursements incurred by SAS in connection with the performance of services under this Agreement, including, but not limited to, the following:

       (a) FORMS. The cost of any and all forms, computer paper, statements, labels, envelopes, checks, reports, letters, tax forms, proxies, notices or other forms of printed material which shall be required by SAS for the performance of the services provided hereunder.

       (b) DELIVERY CHARGES. The cost of all postage, couriers, express delivery services, freight charges and other delivery and bonding charges incurred in delivering materials to and receiving materials from the Trust and its shareholders, including all shareholder reports, prospectuses, statements of shareholder accounts and tax filings.

       (c) COMMUNICATION CHARGES. The cost of all direct telephone, telephone transmission, telecopy, internet, or other electronic transmission expenses (e.g., voice response systems) incurred in communicating with shareholders of the Trust, including the costs of developing, maintaining and making available to shareholders systems that will permit shareholders to effect transactions by telephone or electronic means.

       (d) MAINTENANCE OF SHAREHOLDER RECORDS. The cost of maintaining all records of shareholder accounts, including, but not limited to, expenses relating to electronic imaging, microfilm and microfiche.

       (e) ELECTRONIC SHAREHOLDER INFORMATION SYSTEMS. The cost of developing, maintaining and making available to shareholders systems that will permit shareholders to access shareholder reports, prospectuses and statements of shareholder account via the internet or other electronic means.

       (f) TAX REPORTING SERVICES. The costs of developing and maintaining systems and services for withholding sums required to be withheld under applicable federal and state income tax laws, rules and regulations, or as may be requested by the Trust to enable shareholders to comply with applicable tax requirements.

       (g) COUNSEL FEES. Reimbursement for all counsel fees incurred by SAS in connection with the performance of its duties under this Agreement, unless such fees are incurred on a matter involving SAS's willful misconduct or gross negligence.

       (h) CASH AND ASSET  MANAGEMENT  SERVICES.  Reimbursement  of all expenses
incurred  by  SAS  in  connection  with  cash  and  asset  management   services
arrangements.

       5. DOCUMENTS.

       In connection with the appointment of SAS as transfer agent, the Trust shall file with SAS the following documents:

       (a) Certified copies of the Master Trust Agreement of the Trust and all amendments thereto;

       (b) A copy of the resolution of the Board of Trustees of the Trust authorizing this Agreement;

       (c) Specimens of all forms of outstanding and new share certificates in the forms approved by the Board of Trustees of the Trust with a certificate of the Secretary of the Trust as to such approval.

       (d) All account application forms and other documents relating to record holders' accounts;

       (e) A certified list of record holders of the Trust with the name, address and tax identification number of each record holder, the number of Shares held by each record holder, certificate numbers and denominations (if any have been issued), the plan account number of each record holder having a plan, lists of any accounts against which stops have been placed, together with the reasons for said stops, and the number of Shares redeemed by the Trust.

       (f) An opinion of counsel for the Trust with respect to the validity of the Shares, the number of Shares authorized, the status of redeemed Shares and the number of Shares with respect to which a Registration Statement has been filed and is in effect.

       6. FURTHER DOCUMENTATION.

       The Trust shall also furnish from time to time the following documents:

       (a) Each resolution of the Board of Trustees of the Trust authorizing the original issue of its Shares;

       (b) Each Registration Statement filed with the Securities and Exchange Commission and amendments thereof and orders relating thereto in effect with respect to the sale of the Shares of the Trust;

       (c) A certified copy of each amendment to the Master Trust Agreement of the Trust;

       (d) Certified copies of each vote of the Board of Trustees authorizing officers to give instructions to the transfer agent;

       (e) Specimens of all new share certificates accompanied by the Board of Trustees' resolutions approving such forms;

       (f) Such other certificates, documents or opinions which SAS may, in its discretion, deem necessary or appropriate in the proper performance of its duties.

       7. SHARE CERTIFICATES.

       To the extent that the Trust wishes to issue share certificates, the Trust shall supply SAS with a sufficient supply of blank share certificates and from time to time shall renew such supply upon request of SAS. Such blank share certificates shall be properly signed, manually or by facsimile, if authorized by the Trust, and shall bear the Trust seal or facsimile thereof; and notwithstanding the death, resignation or removal of any officers of the Trust authorized to sign share certificates, SAS may continue to countersign certificates which bear the manual or facsimile signature of such officer until otherwise directed by the Trust.

       8. NOTICE OF DISTRIBUTION.

       The Trust shall promptly inform SAS of the declaration of any dividend or distribution on account of its Shares.

       9. BOOKS AND RECORDS.

       SAS shall maintain records showing for each investor's account the following:

       (a) Names,  addresses and tax identifying  numbers;
       (b) Number of Shares held;
       (c) Historical information regarding the account of each shareholder, including dividends paid and date and price for all transactions;
       (d) Any stop or restraining order placed against the account;
       (e) Information with respect to withholdings in the case of a foreign account;
       (f) Any dividend reinvestment order, plan application, dividend address and correspondence relating to the current maintenance of the account;

       (g) Certificate numbers and denominations for any shareholder holding certificates;
       (h) Any information required in order for SAS to perform the calculations contemplated or required by this Agreement.

       SAS shall  preserve any such records  required to be  maintained  by Rule
31a-1 under the 1940 Act in the manner and for the periods prescribed in Rule 31a-2 under the 1940 Act. Such record retention shall be at the expense of the Trust and records may be inspected by the Trust at reasonable times. SAS, may at its option at any time, and shall forthwith upon the Trust's demand, turn over to the Trust and cease to retain in SAS files, records and documents created and maintained by SAS pursuant to this Agreement, which are no longer needed by SAS in performance of its services or for its protection. If not so turned over to the Trust, such records and documents will be retained by SAS for six years from the year of creation, during the first two of which such documents will be in readily accessible form. At the end of the six year period, such records and documents will either be turned over to the Trust, or destroyed in accordance with the Trust's authorization.

       10. INFORMATION TO BE FURNISHED TO TRUST.

       SAS shall furnish to the Trust periodically as agreed upon the following information:

       (a) A copy of the daily transaction register; (b) Dividend and reinvestment amounts;
       (c) The total number of Shares distributed in each state for "blue sky" purposes as determined according to instructions delivered from time to time by the Trust to SAS. (d) Shareholder lists and statistical information as may be agreed upon from time to time.

       11. COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS.

       The Trust assumes full responsibility for the preparation, contents and distribution of each prospectus of the Trust for complying with all applicable requirements of the Securities Act of 1933, as amended, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction. Except as specifically agreed in writing between SAS and the Trust, SAS shall have no obligation, when crediting Shares or countersigning and issuing certificates for Shares, if any, to take cognizance of any other laws relating to the issue and sale of such Shares.

       12. REFERENCES TO SAS.

       The Trust shall not circulate any printed matter which contains any reference to SAS without the prior written approval of SAS, excepting solely such printed matter as merely identifies SAS as transfer agent and dividend disbursing agent for the Trust and plan agent for the shareholders of the Trust. The Trust shall submit printed matter requiring approval to SAS in draft form, allowing sufficient time for review by SAS and its counsel prior to any deadline for printing.

13. FORCE MAJEURE.

       SAS shall not be liable for loss of data, occurring by reason of circumstance beyond its control, including but not limited to acts of civil or military authority, national emergencies, fire, flood or catastrophe, acts of God, insurrection, war, acts of terrorism, riots, or failure of transportation, communication or power supply. SAS shall use its best efforts to minimize the likelihood of all damage, loss of data, delays and errors resulting from uncontrollable events, and if such damage, loss of data, delays or errors occur, SAS shall use its best efforts to mitigate the effects of such occurrence.

       14. STANDARD OF CARE.

       SAS shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its gross negligence, bad faith or willful misconduct or that of its employees.

       15. INDEMNIFICATION.

       The Trust shall indemnify and hold SAS harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by it resulting from any claim, demand, action or suit in connection with its acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or the functions of transfer and dividend disbursing agent and plan agent, or as a result of acting upon any instruction believed by it to have been executed by a duly authorized officer of the Trust, or upon any information, data, records or documents provided SAS or its agents by computer tape, telex, CRT data entry or other similar means authorized by the Trust, PROVIDED that this indemnification shall not apply to actions or omissions of SAS in cases of its own willful misconduct or gross negligence, and FURTHER PROVIDED, that prior to confessing any claim against it which may be the subject of this indemnification, SAS shall give the Trust reasonable opportunity to defend against said claim in its own name or in the name of SAS.

       16. FURTHER ACTIONS.

       Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

       17. DURATION AND TERMINATION OF THIS AGREEMENT.

        (a) DURATION. This Agreement shall become effective as of the date first set forth above and unless terminated shall continue in force from year to year thereafter, but only so long as such continuance is specifically approved in accordance with applicable laws and regulations.

        (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by SAS on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate upon its assignment by SAS.

        18.AMENDMENT.

        This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto.

        19.USE OF THIRD PARTY SERVICES.

        SAS may, from time to time, enter into arrangements with one or more third parties (each an "Agent") to perform certain functions for the Trust and SAS. In those instances the Trust shall pay SAS the lesser of (i) the amount payable by SAS to the Agent for performing such functions and (ii) the amount of the Transfer Agent Savings. As used herein, the term "Transfer Agent Savings" means the amount that would have been paid by the Trust to SAS if all accounts maintained by the Agent had been maintained directly by SAS, as determined based upon the per account charge under the Agreement, increased by out-of-pocket charges that would have been incurred with respect to such accounts.

        20.TRUST DISCLAIMER.

        It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust's Master Trust Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.


USAA INVESTMENT TRUST                       USAA TRANSFER AGENCY COMPANY


By: /S/ CHRISTOPHER W. CLAUS                By: /S/ TERRI L. LUENSMANN
  --------------------------------              -------------------------
     Name:  Christopher W. Claus                Name:  Terri L. Luensmann
     Title: President                           Title: Vice President

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT

                                      FUNDS

Balanced Strategy Fund
Cornerstone Strategy Fund
Emerging Markets Fund
GNMA Trust
Growth Strategy Fund
Growth and Tax Strategy Fund
Income Strategy Fund
International Fund
Precious Metals and Minerals Fund
Treasury Money Market Trust
World Growth Fund

                                   SCHEDULE B
                        TO THE TRANSFER AGENCY AGREEMENT

                            TRANSFER AGENCY SERVICES

PROCESS ORDERS TO PURCHASE OR TRANSFER SHARES
                                             -
1.   Process shareholder purchase and redemption orders.
2.   Withhold applicable taxes.
3. Set up account information, including address, dividend options, taxpayer identification numbers, wire and/or ACH instructions, systematic purchase, and systematic redemption instructions.
4. Issue confirmations in compliance with Rule 10b-10 under the Securities Exchange Act of 1934, as amended. 5. Issue periodic statements for shareholders. 6. Process transfers.
7.   Process exchanges.
8. Maintain records relating to "as of" transactions, and ensure compliance with the Trust's policies and procedures regarding such transactions.
9.   Maintain all shareholder records for each account in the Trust.
10. Issue customer statements on scheduled cycle, providing duplicate second and third party copies if required. 11. Record shareholder account information changes. 12. Maintain account documentation files for each shareholder.
13.  Annually purge accounts per mutually agreed upon schedule.

RECEIVE FUNDS
1. Receive funds drawn or endorsed to it as Transfer Agent for the Trust, or otherwise designated as being for the account of the Trust.
2. Stamp the check or other order with the date of receipt, process the same for collection, and compute the number of Shares to be purchased according to the price of Shares in effect for such purchases as set forth in the Trust's then current Prospectus.
3. Deposit the net amount due the Trust in the bank account of the Trust maintained by the Trust's bank.
4. On a daily basis, notify the Trust's custodian bank (the "Custodian") of the total amount deposited.
5. Instruct the Trust's Custodian to transfer funds from Fund accounts, as required by shareholder transactions.
6. Maintain share balances for each Fund and reconcile such balances with records of the Trust's Fund Accountant.
7.   Distribute redemption proceeds to Fund shareholders.
8.   Reconcile Fund DDA accounts and take appropriate corrective measures.
9. In the event that any check or other order for the payment of money is returned unpaid for any reason, give prompt notification to the Trust of the nonpayment of said check. In the absence of other instructions from the Trust, take such steps as may be necessary to cancel promptly any Shares purchased on the basis of such returned check and shall cancel accumulated dividends for such account, which are due to that specific purchase.

PROCESS SHARE REDEMPTIONS
1.   Receive and process all requests for  redemptions  or repurchase of Shares.
2.   Process  exchanges.
3.   Notify the Trust of the total  number of Shares covered by such requests.
4. Direct the payment of the applicable redemption or repurchase price from cash available in the bank account maintained by the Trust's bank.
5. Promptly notify shareholders of any noncompliance with Trust standards for redemption approval, and assist such shareholders in complying with applicable standards.
6.   Withhold applicable taxes.

DISTRIBUTE DIVIDENDS AND CAPITAL GAINS
1. Process dividend payments, including the purchase of new shares, through dividend reimbursement.
2.   Prepare  and  mail  or   credit  income   and   capital  gain  payments  to
     shareholders.
3. On or before the payment date of any dividend or distribution, notify the Trust's bank of the estimated amount required to pay any portion of said dividend or distribution which is payable in cash.
4.   Make appropriate credits to shareholder accounts, where required.
5.   Withhold applicable taxes.

DELIVERY OF SHAREHOLDER REPORTS
1. Design, implement and maintain the Trust's internet web site and telephonic voice response system for use by the Trust's existing shareholders (it being understood that the Trust's Distributor retains sole responsibility with respect to the design, implementation and maintenance of those features of the web site that are used for marketing the shares of the Trust to prospective shareholders.)
2. Provide systems by which the Trust's shareholders may effect transactions by telephonic or electronic means.
3. Make information available to shareholders regarding transaction history, including trade date, share price, current holdings, yields, and dividend information.

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT

                                  FEE SCHEDULE


ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.



Balanced Strategy Fund                          $23
Cornerstone Strategy Fund                       $23
Emerging Markets Fund                           $23
GNMA Trust                                      $25.50
Growth Strategy Fund                            $23
Growth and Tax Strategy Fund                    $25.50
Income Strategy Fund                            $25.50
International Fund                              $23
Precious Metals and Minerals Fund               $23
Treasury Money Market Trust                     $25.50
World Growth Fund                               $23

                                  EXHIBIT 8 (b)

                              BANK OF AMERICA, N.A.
                                 901 Main Street
                               Dallas, Texas 75202

January 9, 2003

USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc., and
USAA State Tax-Free Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention: Christopher W. Claus, President

Ladies and Gentlemen:

This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which Bank of America, N.A. (the "BANK"), agrees to make during the period commencing January 9, 2003, and ending January 8, 2004 (the "FACILITY PERIOD"), to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 10, 2002, as heretofore amended or modified, between the Borrowers and the Bank. The Bank and the Borrowers hereby agree as follows:

     1. Amount. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, U.S.$100,000,000 (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facility (defined below) shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A.

     2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facility (defined below) for the benefit of such Fund, if the aggregate amount of such Loan and such other loan under the Other Facility exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose which would violate any provision of any applicable statute, regulation, order, or restriction, including, without limitation, Regulation U, Regulation T, Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended. If requested by the Bank, the Borrowers will promptly furnish the Bank with a statement in conformity with the requirements of Federal Reserve Form U-1 as referred to in Regulation U.

     3. BORROWING RATE AND MATURITY OF LOANS. The principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to, at the option of the applicable Borrower, (i) the aggregate of the Federal Funds Rate (as defined below) PLUS .50 of one percent (50 basis points) or (ii) the aggregate of the London Interbank Offered Rate (as defined below) PLUS .50 of one percent (50 basis points). The rate of interest payable on any Loan bearing interest on the basis of the Federal Funds Rate shall change on each date that the Federal Funds Rate shall change. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each Loan will be for an established number of days to be agreed upon by the applicable Borrower and the Bank on or before the date of such Loan and, in the absence of such agreement, will mature on the earlier of three months after the date of such Loan or the last day of the Facility Period. The term "FEDERAL FUNDS RATE," as used herein, shall mean the overnight rate for Federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York or, if not so published, as determined in good faith by the Bank in accordance with its customary practices; and the term "LONDON INTERBANK OFFERED RATE," as used herein, shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. London time two business days prior to the first day of and for the interest period (of seven or fourteen days or one, two, or three months, as selected by the Borrower(s)) for which the London Interbank Offered Rate is to be in effect, as adjusted by the Bank in good faith and in accordance with its customary practices for any reserve costs imposed on the Bank under Federal Reserve Board Regulation D with respect to "EURO-CURRENCY LIABILITIES." The London Interbank Offered Rate shall not be available hereunder for a Loan if it would be unlawful for the Bank to make or maintain such Loan based on such rate or if such rate does not, in the good faith judgment of the Bank, fairly reflect the cost to the Bank of making or maintaining such Loan. The London Interbank Offered Rate shall not be available for any interest period which, if such rate were available, would begin after the occurrence and during the continuation of an Event of Default (as defined below). Any past due principal and/or accrued interest or fee shall bear interest at a rate per annum equal to the aggregate of the Federal Funds Rate PLUS 1.50 percent (150 basis points), but not to exceed the highest lawful rate, from the date any such payment was due to, but excluding the date of payment in full thereof, and shall be payable on demand. If the applicable Borrower does not affirmatively elect to have a Loan or Loans bear interest based on the London Interbank Offered Rate at least two business days prior to the first day of a possible interest period applicable thereto, such Loan shall bear interest based on the Federal Funds Rate until such election is affirmatively made.

     4. ADVANCES, PAYMENTS, PREPAYMENTS, AND READVANCES. Upon each Borrower's request, and SUBJECT TO the terms and conditions contained herein, the Bank shall make Loans to each Borrower on

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 2


behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay, and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory
Note in the form of EXHIBIT A (the "NOTE"). Each Loan shall be in an aggregate amount not less than U.S.$100,000 and increments of U.S.$1,000 in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to the Bank prior to 2:00 p.m. Dallas, Texas, time on the day such payment is due, or as the Bank shall otherwise direct from time to time and, SUBJECT TO the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest, and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise). If any Loan bearing interest based on the London Interbank Offered Rate is repaid or prepaid OTHER THAN on the last day of an interest period applicable thereto, the Fund which is the beneficiary of such Loan shall pay to the Bank promptly upon demand such amount as the Bank determines in good faith is necessary to compensate the Bank for any reasonable cost or expense incurred by the Bank as a result of such repayment or prepayment in connection with the reemployment of funds in an amount equal to such repayment or prepayment. Whenever the Bank seeks to assess for any such cost or expense, it will provide a certificate as the applicable Borrower shall reasonably request.

     5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to the Bank in full, and the Bank is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to the Bank its allocated share of a facility fee (the "FACILITY Fee") in an aggregate amount equal to .09 of one percent (9 basis points) of the amount of the commitment (whether used or unused), as it may be reduced pursuant to SECTION 6. The Facility Fee shall be payable quarterly in arrears beginning March 31, 2003, and upon termination of the Facility (whether by acceleration or otherwise).

     6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three business days prior written notice to the Bank, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of U.S.$5,000,000 or any larger integral multiple of U.S.$1,000,000 (EXCEPT that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to the Bank on the effective date of such termination.

     7. MANDATORY TERMINATION OF COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (TOGETHER WITH accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

     8. COMMITTED FACILITY. The Bank acknowledges that the Facility is a committed facility and that the Bank shall be obligated to make any Loan requested during the Facility Period under this Agreement, SUBJECT TO the terms and conditions hereof; PROVIDED, HOWEVER, that the Bank shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by such Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 4


of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

     9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, EXCEPT that such Borrower may make an oral request (each an "ORAL REQUEST") PROVIDED THAT each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan, (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, (v) whether such Loan shall bear interest based on the Federal Funds Rate or the London Interbank Offered Rate, and (vi) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing Notices shall be delivered to the Bank by 1:00 p.m. Dallas, Texas, time on the day the Loan is requested to be made if such Loan is to bear interest based on the Federal Funds Rate or by 10:00 a.m. Dallas, Texas, time on the second business day before the Loan is requested to be made if such Loan is to bear interest based on the London Interbank Offered Rate.

Each Borrowing Notice shall constitute a representation to the Bank by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such proposed borrowing Fund(s).

     10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY THE BANK. Upon receipt by the Bank of a Borrowing Notice:

          (a) The Bank shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of such Borrower;

          (b) The Bank shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B or as such Borrower shall otherwise specify to the Bank in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to the Bank via facsimile or telecopy; and

          (c) The Bank shall make appropriate entries on the Note or the records of the Bank to reflect the Terms of the Loan; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of any borrowing Fund.

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 5


The Bank shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify the Bank thereof.

     11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES; SUBORDINATION AGREEMENT. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to the Bank (a) the duly executed Note, (b) resolutions of each Borrower's Trustees or Board of Directors authorizing each Borrower to execute, deliver, and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D, authorizing certain individuals ("AUTHORIZED INDIVIDUALS") to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, (d) a subordination agreement in substantially the form set forth in EXHIBIT E, and (e) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as the Bank may reasonably request.

     12. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally, makes on behalf of each of its respective series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

          (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note, and to carry out the terms hereof and thereof;

          (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished the Bank with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to the Bank by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

          (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws, or trust agreement, as applicable, of such Borrower or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument,

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 6

     judgment, decree, order, statute, rule, or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge, or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws, or trust agreement, as applicable, and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule, or governmental regulation applicable to them;

          (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations, and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

          (e) LITIGATION. There is no action, suit, or proceeding pending or, to the best of such Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

          (f) FUNDS' OBLIGATIONS FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are SUBJECT TO and liable for such Loans. The Bank may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

     13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal interest and other sums due to the Bank by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until the Bank is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

          (a) To deliver to the Bank as soon as possible and in any event within 90 days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 7


          (b) To deliver to the Bank as soon as available and in any event within 75 days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

          (c) To deliver to the Bank prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

          (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights, and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations, and orders, including without limitation, all rules and regulations promulgated by the SEC;

          (e) To promptly notify the Bank of any litigation, threatened legal proceeding, or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

          (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to the Bank, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and (g) Upon the request of the Bank, which may be made by the Bank from time to time in the event the Bank in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to the Bank, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

     14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest, and other sums due to the Bank by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) are irrevocably paid in full, and until the Bank is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

          (a) Unless the Bank has breached its obligation to lend hereunder or becomes insolvent or the subject of a receivership proceeding, not to incur any indebtedness for borrowed money

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 8


     (OTHER THAN (i) pursuant to a U.S.$400,000,000 committed master revolving credit facility with USAA Capital Corporation [the "OTHER FACILITY"] and
     (ii) overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) EXCEPT the Loans, without the prior written consent of the Bank, which consent will not be unreasonably withheld; and

          (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (OTHER THAN assets consisting of margin stock), each without the prior written consent of the Bank, which consent will not be unreasonably withheld; PROVIDED THAT a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in RULE 17A-8 of the Investment Company Act of 1940.

     15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other
Fund):

          (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five days after the same becomes due and payable, whether at maturity or, with respect to the Facility Fee, at a date fixed for the payment thereof;

          (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by the Bank;

          (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14;

          (d) A Fund shall default in the performance of or compliance with any other term contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by the Bank;

          (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

          (f) USAA Investment Management Company or any successor manager or investment advisor (PROVIDED THAT such successor manager or investment advisor is a wholly-owned subsidiary of United Services Automobile Association and/or USAA Capital Corporation) shall cease to be the manager and investment advisor of a Fund; PROVIDED THAT USAA Investment Management Company (or its successor) shall be permitted to hire one or more of the existing subadvisors listed on SCHEDULE B as subadvisors for any Fund and may add new subadvisors as provided in SECTION 16(B); or

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 9

          (g) An event of default shall occur and be continuing under the Other Facility with respect to a Fund;


then, in any event, and at any time thereafter, if any Event of Default shall be continuing, the Bank may by written notice to the applicable Borrower (i) terminate its commitment to make any Loan hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

     16. NEW BORROWERS; NEW FUNDS; NEW SUBADVISORS.

          (a) So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of the Bank, which consent will not be unreasonably withheld:

                  (i) Any investment company that becomes part of the same "GROUP OF INVESTMENT COMPANIES" (as that term is defined in RULE 11A-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to the Bank (which amended SCHEDULE A and EXHIBIT B shall replace the SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as the Bank may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

                  (ii) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to the Bank (which amended SCHEDULE A and EXHIBIT B shall replace the SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of the Bank.

          (b) A Borrower may, by submitting an amended SCHEDULE B to this Agreement to the Bank (which amended SCHEDULE B shall replace the SCHEDULE B which is then a part of this Agreement), add new subadvisors, which are not currently subadvising any other Fund.

     17. LIMITED RECOURSE. The Bank agrees (a) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (b) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 10


principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

     18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, the Bank may proceed to protect and enforce its rights by an action at law, suit in equity, or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to the Bank such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees, and expenses from the relevant Fund.

     19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of the Bank in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have.

     20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by the Bank in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

     21. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, EXCEPT THAT the Borrowers or the Funds may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Bank.

     22. ASSIGNMENTS, PARTICIPATIONS, ETC.

          (a) The Bank may, with the written consent of the Borrowers (which consent shall not be unreasonably withheld, which consent shall be evidenced by certified copies of resolutions of the Boards of Directors/Trustees of such Borrowers approving such consent, and which consent shall not be required from a Borrower with respect to which an Event of Default has occurred and is continuing) at any time assign and delegate to one or more Eligible Assignees (defined below) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitment and the other rights and obligations of the Bank hereunder, in a minimum amount of U.S.$10,000,000; PROVIDED that if any assignment and delegation by the Bank is to an Eligible Assignee that is an affiliate of the Bank, no written consent of the Borrowers shall be required; and PROVIDED, FURTHER, that the Borrowers may continue to deal solely and directly with the Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, TOGETHER WITH payment instructions, addresses, and related information with respect to the Assignee, shall have been given to the Borrowers by the

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 11


     Bank and the Assignee; and (ii) the Bank and the Assignee shall have delivered to the Borrowers an Assignment and Acceptance in the form of EXHIBIT F (an "ASSIGNMENT AND ACCEPTANCE") TOGETHER WITH the Note subject to such assignment and any tax forms required to be provided by the Assignee under SECTION 6 of the Assignment and Acceptance. As used in this Agreement, "ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least U.S.$500,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least U.S.$500,000,000; PROVIDED THAT such bank is acting through a branch or agency located in the United States; (c) an entity that is primarily engaged in the business of commercial banking and that is (i) a subsidiary of the Bank, (ii) a subsidiary of an entity of which the Bank is a subsidiary, or (iii) an entity of which the Bank is a subsidiary; (d) an entity that is engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) the Bank, (ii) a subsidiary of the Bank, (iii) a subsidiary of an entity of which the Bank is a subsidiary, or (iv) an entity of which the Bank is a subsidiary; and (e) any other entity (OTHER THAN an affiliate of the Borrowers) that is engaged in making, purchasing, holding, or otherwise investing in commercial loans, that is selected by the Borrowers, and that is reasonably acceptable to the Bank.

          (b) The Bank may at any time sell to one or more Eligible Assignees (each a "PARTICIPANT") participating interests in any Loans, the Commitment, and the other interests of the Bank hereunder and under the Note; PROVIDED, HOWEVER, that (i) the Bank's obligations under this Agreement shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations, (iii) the Borrowers shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement and the Note, and
     (iv) the Bank shall not transfer or grant any participating interest under which the Partic ipant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or the Note, EXCEPT to the extent such amendment, consent, or waiver would do any of the following:

               (A) increase or extend the Commitment;

               (B) postpone or delay any date fixed by this Agreement or the Note for any payment of principal, interest, fees, or other amounts due hereunder or under the Note; or

               (C) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under the Note.

     In the case of any such participation, the Participant shall be entitled to the benefit of (and shall be obligated under) SECTIONS 4 and 25 as though it were also the Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 12


     as the Bank under this Agreement. Notwithstanding the foregoing, no Participant shall be entitled to receive a greater payment under SECTIONS 4 and 25 than the Bank would have been entitled to receive with respect to the participation sold to such Participant, UNLESS the Borrowers have consented thereto in writing at the time of the sale of such participation or otherwise prior to such payment.

          (c) If the Bank assigns and delegates all or any part of the Loans, the Commitment, and its other rights and obligations hereunder pursuant to
     SECTION 22(A), the Bank and the Borrowers shall promptly amend or otherwise modify this Agreement and any related agreements and enter into such additional agreements as may be reasonably necessary to create an arrangement whereby the Bank shall act as agent for itself and any Assignees.

          (d) Notwithstanding any other provision in this Agreement, the Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR SS.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     23. NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

     (a) General. Unless otherwise expressly provided herein, all notices, requests, and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address, facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrowers, to the address, facsimile number, electronic mail address, or telephone number specified for such Person on EXHIBIT B or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to the Bank, to the address, facsimile number, electronic mail address, or telephone number specified on EXHIBIT C or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to be given or made upon the EARLIER to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered. In no event shall a voicemail message be effective as a notice, communication, or confirmation hereunder.

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 13


     (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Borrowers and the Bank. The Bank may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED, HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

     (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in SECTION 13, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

     24. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified, or discharged EXCEPT by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

     25. INCREASED COST AND REDUCED RETURN. If at any time after the date hereof, the Bank (which shall include, for purposes of this Section, any corporation controlling the Bank) determines that the adoption or modification of any applicable law regarding the Bank's required levels of reserves, OTHER THAN the reserve requirement taken into account when computing the London Interbank Offered Rate as provided in SECTION 3, or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by a governmental body or compliance by the Bank with any of such requirements, has or would have the effect of (a) increasing the Bank's costs relating to the Loans, or (b) reducing the yield or rate of return of the Bank on the Loans, to a level below that which the Bank could have achieved but for the adoption or modification of any such requirements, the Funds (to be allocated among the Funds as the Borrowers deem appropriate) severally shall, within 15 days of any request by the Bank, pay to the Bank such additional amounts as (in the Bank's sole judgment, after good faith and reasonable computation) will compensate the Bank for such increase in costs or reduction in yield or rate of return of the Bank. Whenever the Bank shall seek compensation for any increase in costs or reduction in yield or rate of return, the Bank shall provide a certificate as the Borrower(s) shall reasonably request. Failure by the Bank to demand payment within 90 days of any additional amounts payable hereunder shall constitute a waiver of the Bank's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require the Funds to pay any interest, fees, costs, or charges greater than is permitted by applicable law.

USAA Mutual Fund, Inc. et al
January 9, 2003
Page 14

     26. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. CHAPTER 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

     27. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees, and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability, or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     28. PUBLICITY. Neither the Bank nor the Borrowers will use any name, trademark, or trade name of the other without that other party's prior written consent.


If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers (not in their individual capacities, but on behalf of and for the benefit of their respective Funds listed on SCHEDULE A) and the Bank.


Sincerely,

BANK OF AMERICA, N.A.




By: /S/ JOAN D'AMICO
    ---------------------
    Joan D'Amico, Managing Director


                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE(S) FOLLOW]

Signature to the Facility Agreement Letter dated January 9, 2003, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and Bank of America, N.A.


AGREED AND ACCEPTED:

USAA MUTUAL FUND, INC.,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:/S/ CHRISTOPHER W. CLAUS
   -------------------------------
   Christopher W. Claus, President


USAA INVESTMENT  TRUST,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     ---------------------------
     Christopher W. Claus, President


USAA TAX EXEMPT FUND, INC.,
     on behalf of and for the benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     -----------------------------
     Christopher W. Claus, President


USAA STATE  TAX-FREE  TRUST,
     on behalf of and for the  benefit
     of its series of Funds as set forth
     on SCHEDULE A to this Agreement

By:  /S/ CHRISTOPHER W. CLAUS
     -------------------------------
     Christopher W. Claus, President


                  SIGNATURE PAGE TO FACILITY AGREEMENT LETTER

USAA 1067293_10.DOC

                     SCHEDULE A TO FACILITY AGREEMENT LETTER

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
               UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT


         BORROWER              FUNDS                MAXIMUM PERCENT OF THE TOTAL
                                                    ASSETS WHICH CAN BE BORROWED
                                                    UNDER FACILITY AGREEMENT AND
                                                    OTHER FACILITY


USAA Mutual Fund, Inc.        USAA Aggressive Growth              25%
                              USAA Growth & Income                25
                              USAA Income Stock                   25
                              USAA Short-Term Bond                25
                              USAA Money Market                   25
                              USAA Growth                         25
                              USAA Income                         25
                              USAA S&P 500 Index                  25
                              USAA Science & Technology           25
                              USAA First Start Growth             25
ies                           USAA High Yield Opportunit          25
d                             USAA Intermediate-Term Bon          25
                              USAA Small Cap Stock                25
                              USAA Extended Market Index          25
                              USAA Nasdaq-100 Index               25
                              USAA Global Titans Index            25
                              USAA Capital Growth                 25
                              USAA Value                          25

USAA Investment Trust         USAA Cornerstone Strategy           25
                              USAA Precious Metals and Minerals   25
                              USAA International                  25
                              USAA World Growth                   25
                              USAA GNMA Trust                     25
                              USAA Treasury Money Market Trust    25
                              USAA Emerging Markets               25
                              USAA Growth and Tax Strategy        25
                              USAA Balanced Strategy              25

USAA Tax Exempt Fund, Inc.    USAA Long-Term                      15
                              USAA Intermediate-Term              15
                              USAA Short-Term                     15
                              USAA Tax Exempt Money Market        15
                              USAA California Bond                15
                              USAA California Money Market        15
                              USAA New York Bond                  15
                              USAA New York Money Market          15
                              USAA Virginia Bond                  15
                              USAA Virginia Money Market          15

USAA State Tax-Free Trust     USAA Florida Tax-Free Income        15
                              USAA Florida Tax-Free Money Market  15

                                                                      SCHEDULE A

USAA 1067293_10.DOC

                     SCHEDULE B TO FACILITY AGREEMENT LETTER

                              PERMITTED SUBADVISORS


Barclays Global Fund Advisors
Batterymarch Financial Management, Inc.
The Boston Company Asset Management, LLC
Deutsche Asset Management, Inc.
Dresdner RCM Global Investors LLC
Eagle Asset Management, Inc.
Marsico Capital Management, LLC
Merrill Lynch Quantitative Advisers
MFS Investment Management
Wellington Management Company, LLP
Westwood Management Corporation



                                                                      SCHEDULE B

                     EXHIBIT A TO FACILITY AGREEMENT LETTER

                           MASTER GRID PROMISSORY NOTE

U.S.$100,000,000                                          Dated: January 9, 2003


         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly, and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of BANK OF AMERICA, N.A. (the "BANK") at the Bank's office located at 901 Main Street, Dallas, Dallas County, Texas 75202, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by the Bank to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 9, 2003 (as amended or modified, the "AGREEMENT"), among the Borrowers and the Bank, TOGETHER WITH interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         The Bank is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, PROVIDED THAT the failure of the Bank to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note. The Bank hereby agrees (i) that any claim, lia bility, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees, and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability, or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     This Note shall be governed by the laws of the state of Texas.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE(S) FOLLOW]

                                                                       EXHIBIT A

Signature to the Master Grid Promissory Note dated January 9, 2003, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to Bank of America, N.A.

                                   USAA MUTUAL FUND, INC.,
                                        on behalf of and for the benefit
                                        of its series of Funds as set forth
                                        on SCHEDULE A to the Agreement

                                   By:  /S/ CHRISTOPHER W. CLAUS
                                        ----------------------------
                                        Christopher W. Claus, President


                                   USAA INVESTMENT TRUST,
                                        on behalf of and for the benefit
                                        of its series of Funds as set forth
                                        on SCHEDULE A to the Agreement

                                   By:  /S/ CHRISTOPHER W. CLAUS
                                        -----------------------------
                                        Christopher W. Claus, President


                                   USAA TAX EXEMPT FUND, INC.,
                                        on behalf of and for the benefit
                                        of its series of Funds as set forth
                                        on SCHEDULE A to the Agreement

                                   By:  /S/ CHRISTOPHER W. CLAUS
                                        -------------------------------
                                        Christopher W. Claus, President


                                   USAA STATE  TAX-FREE  TRUST,
                                        on behalf of and for the benefit
                                        of its series of Funnds as set forth
                                        on SCHEDULE A to the Agreement

                                   By:  /S/ CHRISTOPHER W. CLAUS
                                        ---------------------------------
                                        Christopher W. Claus, President



                                                                       EXHIBIT A

                                SCHEDULE TO NOTE
                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 9, 2003, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., and USAA STATE TAX-FREE TRUST (not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of BANK OF AMERICA, N.A.

[GRID]

DATE
OF
LOAN


BORROWER
AND FUND


AMOUNT OF
LOAN


TYPE OF RATE AND
INTEREST RATE ON DATE OF
BORROWING


AMOUNT OF
PRINCIPAL REPAID


DATE OF
REPAYMENT


OTHER
EXPENSES


NOTATION
MADE BY


                                                                      EXHIBIT A

                     EXHIBIT B TO FACILITY AGREEMENT LETTER

                           BORROWER INFORMATION SHEET

BORROWERS:   USAA MUTUAL  FUND,  INC., USAA  INVESTMENT  TRUST, USAA  TAX EXEMPT
             FUND, INC., and USAA STATE TAX-FREE TRUST

 ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWERS:

9800 Fredericksburg Road
San Antonio, Texas 78288 (for Federal Express, 78240)

          Attention: Clifford A. Gladson
          Senior Vice President, Fixed Income Investments (USAA)
          Telephone: (210) 498-6508
          Cellphone: (210) 913-6508
          Telecopy: (210) 498-6707
          e-mail: CLIFF.GLADSON@USAA.COM

          Stuart H. Wester
          Vice President, Equity Investments (USAA)
          Telephone: (210) 498-7611
          Telecopy: (210) 498-4446
          e-mail: STUART.WEBSTER@USAA.COM

          Roberto Galindo, Jr.
          Assistant Vice President, Mutual Fund Accounting and
          Administration (USAA)
          Telephone: (210) 498-7261
          Telecopy: (210) 498-0382 or 498-7819
          Telex: 767424
          e-mail: BOB.GALINDO@USAA.COM

ADDRESS FOR BORROWING AND PAYMENTS:

          9800 Fredericksburg Road
          San Antonio, Texas 78288 (for Federal Express, 78240)

          Attention: Roberto Galindo, Jr.
          Assistant Vice President, Mutual Fund Accounting and
          Administration (USAA)
          Telephone: (210) 498-7261
          Telecopy: (210) 498-0382 or 498-7819
          Telex: 767424
          e-mail: BOB.GALINDO@USAA.COM

                                                                      EXHIBIT B

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA: X FED FUNDS CHIPS

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/ OR FED FUNDS ACCOUNT NUMBER BELOW)


USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Aggressive Growth Fund Acct.                   # 6938-502-9

USAA Growth & Income Fund Acct.                     # 6938-519-3

USAA Income Stock Fund Acct.                        # 6938-495-6

USAA Short-Term Bond Fund Acct.                     # 6938-517-7

USAA Money Market Fund Acct.                        # 6938-498-0

USAA Growth Fund Acct.                              # 6938-490-7

USAA Income Fund Acct.                              # 6938-494-9

USAA Science & Technology Fund Acct.                # 6938-515-1

USAA First Start Growth Fund Acct.                  # 6938-468-3

USAA High Yield Opportunities Fund Acct.            # 6938-576-3

USAA Intermediate-Term Bond Fund Acct.              # 6938-577-1

USAA Small Cap Stock Fund Acct.                     # 6938-578-9

USAA Nasdaq-100 Index Fund Acct.                    # 6938-794-2

USAA Global Titans Index Fund Acct.                 # 6938-795-9

USAA Capital Growth Fund Acct.                      # 6938-796-7

USAA Value Fund Acct.                               # 6938-799-1


                                                                      EXHIBIT B

BANKERS TRUST COMPANY, NEW YORK, NEW YORK

ABA #021001033

USAA S&P 500 Index Fund Acct.# 096699

THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK

ABA #021000021

USAA Extended Market Index Fund Acct.# P83544

USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Cornerstone Strategy Fund Acct.                # 6938-487-3

USAA Precious Metals and Minerals Fund Acct.        # 6938-488-1

USAA International Fund Acct.                       # 6938-497-2

USAA World Growth Fund Acct.                        # 6938-504-5

USAA GNMA Trust Acct.                               # 6938-486-5

USAA Treasury Money Market Trust Acct.              # 6938-493-1

USAA Emerging Markets Fund Acct.                    # 6938-501-1

USAA Growth and Tax Strategy Fund Acct.             # 6938-509-4

USAA Balanced Strategy Fund Acct.                   # 6938-507-8

USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Long-Term Fund Acct.                           # 6938-492-3

USAA Intermediate-Term Fund Acct.                   # 6938-496-4

                                                                       EXHIBIT B

USAA Short-Term Fund Acct.                          # 6938-500-3

USAA Tax Exempt Money Market Fund Acct.             # 6938-514-4

USAA California Bond Fund Acct.                     # 6938-489-9

USAA California Money Market Fund Acct.             # 6938-491-5

USAA New York Bond Fund Acct.                       # 6938-503-7

USAA New York Money Market Fund Acct.               # 6938-511-0

USAA Virginia Bond Fund Acct.                       # 6938-512-8

USAA Virginia Money Market Fund Acct.               # 6938-513-6

USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA Florida Tax-Free Income Fund Acct.                       # 6938-473-3

USAA Florida Tax-Free Money Market Fund Acct.                 # 6938-467-5

                                                                       EXHIBIT C

                     EXHIBIT C TO FACILITY AGREEMENT LETTER

                              ADDRESS FOR THE BANK

                                    Bank of America, N.A.
                                    901 Main Street
                                    66th Floor
                                    Dallas, Texas 75202

                                    Attention:   Joan D'Amico
                                    Telephone:   (214) 209-3307
                                    Telecopy:    (214) 209-3742


                                                                       EXHIBIT D

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE


The undersigned hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United Services Automobile Association ("USAA"), the Senior Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, TOGETHER WITH either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement Letter dated January 9, 2003, with Bank of America, N.A. The signature set opposite the name of each individual below is that individual's genuine signature.


         NAME                       OFFICE                         SIGNATURE

Robert G. Davis          Chairman and Chief Executive
                         Officer of USAA                 /S/ ROBERT G. DAVIS
                                                         -----------------------


Josue Robles, Jr.        Senior Vice President-Chief
                         Financial Officer/Corporate
                         Treasurer of USAA               /S/ JOSUE ROBLES, JR
                                                         -----------------------


Edwin T. McQuiston       Senior Vice President-Corporate
                         Finance and Assistant Treasurer
                         of USAA                         /S/ EDWIN T. MCQUISTON
                                                         -----------------------


David M. Holmes          Treasurer of the Borrowers      /S/ DAVID M. HOLMES
                                                         -----------------------


Roberto Galindo, Jr.     Assistant Treasurer of the
                         Borrowers                      /S/ ROBERTO GALINDO, JR.
                                                        ------------------------


IN WITNESS WHEREOF, I have executed the Certificate as of this 9th day of January, 2003.

                                                       /S/ MARK S. HOWARD
                                                       -------------------------
                                                       Mark S. Howard, Secretary


I, Christopher W. Claus, President of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that the signature set forth above is his true and correct signature.

DATE: January 9, 2003

                                                 /S/ CHRISTOPHER W. CLAUS
                                                 -------------------------------
                                                 Christopher W. Claus, President


                                                                       EXHIBIT E

BANK OF AMERICA


                                   SUBORDINATION                      EXHIBIT E
Bank of America, N.A.                AGREEMENT
--------------------------------------------------------------------------------
THIS IS AN AGREEMENT AMONG:                               DATED: January 9, 2003
--------------------------------------------------------------------------------
NAME AND ADDRESS         NAME AND ADDRESS OF BORROWER:  NAME AND ADDRESS
OF LENDER                USAA Mutual Fund, Inc.         OF CREDITOR:
(INCLUDING COUNTY):      USAA Investment Trust          USAA Capital Corporation
Bank of America, N.A.    USAA Tax Exempt Fund, Inc.     9800 Fredericksburg Road
901 Main Street          USAA State Tax-Free Trust      San Antonio, Texas 78288
Dallas, Dallas County,   (Each on  behalf  of the Funds
Texas 75202              listed  on  Schedule A  to the               (CREDITOR)
               (LENDER)  Senior Facility Agreement
                         defined below)
                         9800 Fredericksburg Road
                         San Antonio, Texas 78288
                              (EACH SUCH FUND A DEBTOR)
--------------------------------------------------------------------------------

1. BACKGROUND. Debtor is or may be indebted to Lender pursuant to that certain Facility Agreement Letter dated January 9, 2003, between Debtor and Lender ("Senior Facility Agreement"). Debtor also is or may be indebted to Creditor pursuant to that certain Facility Agreement Letter dated January 9, 2003, between Debtor and Creditor ("Subordinated Facility Agreement"). All debt (as hereinafter defined) of a Debtor under the Senior Facility Agreement is hereinafter referred to as "senior debt" and all debt (as hereinafter defined) of a Debtor under the Subordinated Facility Agreement is hereinafter referred to as "subordinated debt".

2. DEFINITION OF DEBT. The term "de bt" as used in the terms "senior debt" and "subordinated debt" means all debts, obligations and liabilities, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may originally have been created and regardless of the manner in which such debt has been or may hereafter be acquired by Lender or Creditor, as the case may be, and includes all costs incurred to obtain, preserve, perfect or enforce any security interest, lien or mortgage, or to collect any debt or to maintain, preserve, collect and enforce any collateral, and interest on such amounts.

3. SUBORDINATION OF DEBT. Until senior debt has been paid in full, Debtor will not pay and Creditor will not accept any payment on subordinated debt at any time that an Event of Default (as defined in the Senior Facility Agreement) has occurred and is continuing in respect of senior debt. Anything of value received by Creditor on account of subordinated debt in violation of this agreement will be held by Creditor in trust and immediately will be turned over to Lender in the form received to be applied by Lender on senior debt.

4. REMEDIES OF CREDITOR. Until all senior debt has been paid in full, without Lender's permission, Creditor will not be a party to any action or proceeding against any person to recover subordinated debt. Upon written request of Lender, Creditor will file any claim or proof of claim or take any other action to collect subordinated debt in any bankruptcy, receivership, liquidation, reorganization or other proceeding for relief of debtors or in connection with Debtor's insolvency, or in liquidation or marshaling of Debtor's assets or liabilities, or in any probate proceeding, and if any distribution shall be made to Creditor, Creditor will hold the same in trust for Lender and immediately pay to Lender, in the form received to be applied on senior debt, all money or other assets received in any such proceedings on account of subordinated debt until senior debt shall have been paid in full. If Creditor shall fail to take any such action when requested by Lender, Lender may enforce this agreement or as attorney in fact for Creditor and Debtor may take any such action on Creditor's behalf. Creditor hereby irrevocably appoints Lender Creditor's attorney in fact to take any such action that Lender might request Creditor to take hereunder, and to sue for, compromise, collect and receive all such money and other assets and take any other action in Lender's own name or in Creditor's name that Lender shall consider advisable for enforcement and collection of subordinated debt, and to apply any amounts received on senior debt.

5. MODIFICATIONS. At any time and from time to time, without Creditor's consent or notice to Creditor and without liability to Creditor and without releasing or impairing any of Lender's rights against Creditor or any of Creditor's obligations hereunder, Lender may take additional or other security for senior debt; release, exchange, subordinated or lose any security for senior debt; release any person obligated on senior debt, modify, amend or waive compliance with any agreement relating to senior debt; grant any adjustment, indulgence or forbearance to, or compromise with, any person liable for senior debt; neglect, delay, omit, fail or refuse to take or prosecute any action for collection of any senior debt or t o foreclose upon any collateral or take or prosecute any action on any agreement securing any senior debt.

6. SUBORDINATION OF LIENS. Creditor subordinates and makes inferior to any security interests, liens or mortgages now or hereafter securing senior debt all security interests, liens, or mortgages now or hereafter securing subordinated debt. Any foreclosure against any property securing senior debt shall foreclose, extinguish and discharge all security interests, liens and mortgages securing subordinated debt, and any purchaser at any such foreclosure sale shall take title to the property so sold free of all security interest, liens and mortgages securing subordinated debt.

7. STATEMENT OF SUBORDINATION; ASSIGNMENT BY CREDITOR; ADDITIONAL INSTRUMENTS. Debtor and Creditor will cause any instrument evidencing or securing subordinated debt to bear upon its face a statement that such instrument is subordinated to senior debt as set forth herein and will take all actions and execute all documents appropriate to carry out this agreement. Creditor will notify Lender not less than 10 days before any assignment of any subordinated debt.

8. ASSIGNMENT BY LENDER. Lender's rights under this agreement may be assigned in connection with any assignment or transfer of any senior debt.

9. VENUE. Debtor and Creditor agree that this agreement is performable in the county of Lender's address set out above.

10.CUMULATIVE RIGHTS; WAIVERS. This instrument is cumulative of all other rights and securities of the Lender. No waiver by Lender of any right hereunder, with respect to a particular payment, shall affect or impair its rights in any matters thereafter occurring.

11.SUCCESSORS AND ASSIGNS. This instrument is binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of each of the parties hereto, but Creditor covenants that it will not assign subordinated debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument.

12.TERMINATION. This agreement shall terminate upon the termination of the Senior Facility Agreement and repayment in full of the senior debt.

    (LENDER)             (EACH SUCH FUND A DEBTOR)          (CREDITOR)
Bank of America, N.A.   USAA Mutual Fund, Inc.         USAA Capital Corporation

                        USAA Investment Trust
                        USAA Tax Exempt Fund, Inc.
                        USAA State Tax-Free Trust


By /S/ JOAN D'AMICO     By /S/ CHRISTOPHER W. CLAUS    By /S/ EDWIN T. MCQUISTON
  --------------------    ---------------------------    ----------------------
  Joan D'Amico, its       Christopher W. Claus           Edwin T. McQuiston,
  Managing Director       its President,                 its SVP -  Treasurer


                                                                       EXHIBIT F

                     EXHIBIT F TO FACILITY AGREEMENT LETTER

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This   ASSIGNMENT  AND  ASSUMPTION   AGREEMENT  (this   "AGREEMENT")   dated  as
of__________________,  20__ is made between  __________________ (the "ASSIGNOR")
and _________________________ (the "ASSIGNEE").


                                    RECITALS

     WHEREAS, the Assignor is a lender under that certain Facility Agreement Letter dated as of January 9, 2003, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust (each a "BORROWER" and collectively the "BORROWERS"), not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A to such Facility Agreement Letter, and the lenders thereunder (the "FACILITY AGREEMENT"). Terms defined in the Facility Agreement are used herein with the same meaning;

     WHEREAS, as provided under the Facility Agreement, the Assignor has committed to make loans to the Borrowers in an aggregate amount not to exceed U.S.$________ (the "ASSIGNOR'S COMMITMENT");

     WHEREAS, the Assignor wishes to assign to the Assignee part of the rights and obligations of the Assignor under the Facility Agreement in respect of the Assignor's Commitment, TOGETHER WITH a corresponding portion of each of its outstanding Loans, in an amount equal to U.S.$_____________ (the "ASSIGNED AMOUNT") on the terms listed on SCHEDULE I hereto and subject to the conditions set forth in the Facility Agreement and herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.  ASSIGNMENT AND ASSUMPTION.

     (a) With effect on and after the Effective Date (as defined in SECTION 5 hereof), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Amount, which shall be equal to _____% (the "ASSIGNEE'S PERCENTAGE SHARE") of the aggregate Commitment under the Facility Agreement, including, without limitation, the Assignee's Percentage Share of the aggregate Commitment and any outstanding Loans. The assignment set forth in this SECTION 1(A) shall be without recourse to, or representation or warranty (EXCEPT as expressly provided in this Agreement) by, the Assignor.

     (b) With effect on and after the Effective Date, the Assignee shall be a party to the Facility Agreement and succeed to all of the rights and be obligated to perform all of the obligations of the Assignor under the Facility Agreement with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the


                                                                      EXHIBIT F
terms of the Facility Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Assignor's Commitment shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Facility Agreement to the extent such obligations have been assumed by the Assignee.

         (c) After giving effect to the assignment and assumption, on the Effective Date, the Assignee's Commitment will be U.S.$_____________.

     2. Payments.

     (a) As consideration for the sale, assignment, and transfer contemplated in
SECTION 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to U.S.$_____________, representing the Assignee's Percentage Share of the principal amount of all Loans previously made, and currently outstanding, to the Borrowers under the Facility Agreement on the Effective Date.

     (b) All payments to the Assignor pursuant to this SECTION 2 shall be made by wire transfer in immediately available funds to ________________, ABA:
___________,   Account:   _________,   Attention:   _____________,    Reference:
______________, or to such other person or place as the Assignor may designate in writing to the Assignee from time to time.

     3. Reallocation of Payments. Any interest, commissions, fees, and other payments accrued to but excluding the Effective Date with respect to the Assigned Amount of the Loans and the aggregate Commitment, shall be for the account of the Assignor. Any interest, fees, and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agree that it will hold in trust for the other party any interest, commissions, fees, and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt. The Assignor and the Assignee's obligations to make the payments referred to in this SECTION 3 are non-assignable.

     4. Independent Credit Decision. The Assignee (a) acknowledges that it has received a copy of the Facility Agreement, TOGETHER WITH copies of the financial statements referred to in SECTION 12(B) thereof, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor or any other lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Facility Agreement.

     5. Effective Date. The effective date for this Agreement shall be _______________ (the "EFFECTIVE DATE"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

          (a) this Agreement shall be executed and delivered by the Assignor and the Assignee, and a copy shall be sent to the Borrowers;

                                                                       EXHIBIT F

          (b)the requirements for an effective assignment by the Assignor set forth in SECTION 22(A) of the Facility Agreement shall be satisfied with respect to the Assigned Amount; and any consents required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date; and

          (c) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement.

     6. Withholding Tax. If the Assignee is organized under the laws of any jurisdiction OTHER THAN the United States or any state or other political subdivision thereof it agrees that it will furnish the Borrowers, concurrently with the execution of this Agreement, either U.S. Internal Revenue Service FORM W-8BEN or U.S. Internal Revenue Service FORM W8-8ECI (wherein the Assignee claims entitlement to complete exemption from or reduced rate of U.S. federal withholding tax on all interest payments under the Facility Agreement) and, upon the expiration or obsolescence of any previously delivered form, with a new U.S. Internal Revenue Service FORM W-8BEN or FORM W8-8ECI and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by the Assignee, PROVIDED, HOWEVER, that the Assignee shall not be required to deliver a FORM W-8BEN or W8-8ECI under this SECTION 6 to the extent that the delivery of such form is not authorized by law.

     7. Representations and Warranties.

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest, or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations, or approvals of, any person are required (OTHER THAN any already given or obtained) for its due execution, delivery, and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Facility Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligations of the Assignor, enforceable against the Assignor in accordance with the terms hereof, except subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Facility Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Facility Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Borrowers or any guarantor or the performance or observance by the Borrowers or any guarantor of any of their respective obligations under the Facility Agreement or any other instrument or document furnished in connection therewith.

                                                                      EXHIBIT F

         (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any person are required (OTHER THAN any already given or obtained) for its due execution, delivery, and performance of this Agreement; and apart from any agreements or undertaking or filings required by the Facility Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligations of the Assignee, enforceable against the Assignee in accordance with the terms hereof, EXCEPT subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles; (iv) it is an Eligible Assignee under the Facility Agreement; and (v) to the best of its knowledge, no action, suit, or proceeding is pending or threatened against it in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement.

     8. FURTHER ASSURANCES. The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including, without limitation, the delivery of any notices or other documents or instruments to the Borrowers or any guarantor which may be required in connection with the assignment and assumption contemplated hereby.

     9. INDEMNITY. The Assignee agrees to indemnify and hold harmless the Assignor against any and all losses, costs, expenses (including, without limitation, reasonable attorneys' fees and the allocated cost of internal legal services and all disbursements of internal counsel) and liabilities incurred by the Assignor in connection with or arising in any manner from the non-performance by the Assignee of any obligation assumed by the Assignee under this Agreement.

     10. MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Agreement shall be in writing signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach hereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) All communications among the parties or notices in connection herewith shall be in writing, hand-delivered or facsimile transmitted (with confirmed receipt), addressed as follows: (i) if to the Assignor or the Assignee, at their respective addresses set forth on the signature pages hereof and (ii) if to the Borrowers, at their respective addresses set forth in the Facility Agreement or other documents or instruments. All such communications and notices shall be effective upon receipt. The Assignee specifies as its lending office the office set forth beneath its name on the signature pages hereof.

          (d) The  Assignor  and the  Assignee  shall each pay its own costs and
expenses   (including   attorney's   fees)  incurred  in  connection   with  the
negotiation, preparation, execution, and performance of this Agreement.


                                                                       EXHIBIT F

          (e) The representations and warranties made herein shall survive the consummation of the transactions contemplated hereby.

          (f) This Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and assigns, subject to the provisions of the Facility Agreement.

          (g) The Assignor may at any time or from time to time grant to others assignments or participations in Assignor's Commitment or the Loans, subject to the provision of the Facility Agreement, but not in the portions thereof assigned to the Assignee pursuant to this Agreement.

          (h) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (i) This Agreement shall be governed by and construed in accordance with the law of the State of Texas. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any Texas State or Federal court sitting in The City of Dallas, Texas, over any suit, action, or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (j) This Agreement and any agreement, document, or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto, constitutes the entire agreement and understanding between the parties hereto and supersedes any and all prior agreements and understandings related to the subject matter hereof. In the event of any conflict between the terms, conditions, and provisions of this Agreement and any such agreement, document, or instrument, the terms, conditions, and provisions of this Agreement shall prevail.

          (k) In the event of any inconsistency between the provisions of this Agreement and SCHEDULE I hereto, this Agreement shall control. Headings are for reference only and are to be ignored in interpreting this Agreement.

          (l) The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          (m) EACH OF THE ASSIGNOR AND THE ASSIGNEE WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE(S) FOLLOW]
                                                                       EXHIBIT F

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                   ---------------------------------------------
                                   Assignor


                                   By:     _____________________________________
                                   Name:   _____________________________________
                                   Title:  _____________________________________


                                   ---------------------------------------------
                                   Assignee


                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                   Lending Office:
                                   _____________________________________________
                                   _____________________________________________



                                                                       EXHIBIT F

                                   SCHEDULE I
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

--------------------------------------------------------------------------------
1.   BORROWERS                                   USAA Mutual Fund, Inc.,
                                                 USAA Investment Trust,
                                                 USAA Tax Exempt Fund, Inc., and
                                                 USAA State Tax-Free Trust
                                                 (not  in  their  individual
                                                 capacities but on behalf of and
                                                 for the  benefit of  the series
                                                 of funds  comprising  each such
                                                 Borrower  as  set  forth  on
                                                 SCHEDULE A  to  the  Facility
                                                 Agreement)

--------------------------------------------------------------------------------
2.   DATE OF FACILITY AGREEMENT                  January 9, 2003
--------------------------------------------------------------------------------
3.   ASSIGNOR
--------------------------------------------------------------------------------
4.   ASSIGNEE
--------------------------------------------------------------------------------
5.   DATE OF ASSIGNMENT AGREEMENT
--------------------------------------------------------------------------------
6.   EFFECTIVE DATE
--------------------------------------------------------------------------------
7.   ASSIGNEE'S SHARE
--------------------------------------------------------------------------------
     (A) ASSIGNEE'S PERCENTAGE SHARE
--------------------------------------------------------------------------------
     (B) ASSIGNED AMOUNT
--------------------------------------------------------------------------------
8.   PAYMENT INSTRUCTIONS
--------------------------------------------------------------------------------
     ASSIGNOR
--------------------------------------------------------------------------------
     ASSIGNEE
--------------------------------------------------------------------------------
9.   ASSIGNEE'S NOTICE INSTRUCTIONS
--------------------------------------------------------------------------------
10.  OTHER INFORMATION
--------------------------------------------------------------------------------

                                                                       EXHIBIT F

                                  EXHIBIT 8 (c)

January 09, 2003


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc.,
USAA State Tax-Free Trust, and
USAA Life Investment Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention:      Christopher W. Claus, President
                James M. Middleton, President

Ladies and Gentlemen:

         This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which USAA Capital Corporation ("CAPCO"), agrees to make during the period commencing January 09, 2003 and ending January 08, 2004 (the "FACILITY PERIOD") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 10, 2002, as heretofore amended or modified, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

         1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, U.S. $400,000,000 (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facility (defined below) shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A.

         2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facility (defined below) for the benefit of such Fund, if the aggregate amount of such Loan and such other loan under the Other Facility exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose, which would violate any provision of any applicable statute, regulation, order, or restriction.

         3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO on or before the date of such Loan. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Further, as to the investment companies except USAA Life Investment Trust, if the CAPCO rate exceeds the rate at which a Borrower could obtain funds pursuant to the Bank of America, N.A. ("Bank of America") 364-day committed $100,000,000 Master Revolving Credit Facility, the Borrower will in the absence of predominating circumstances, borrow from Bank of America. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the "FEDERAL FUNDS RATE" plus 1.50 percent (150 basis points), but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

         4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and SUBJECT TO the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A (the "NOTE"). Each Loan shall be in an aggregate amount not less than U.S. $100,000 and increments of U.S. $1,000 in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio, Texas time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, SUBJECT TO the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder.
Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

         5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "FACILITY FEE"). The Facility Fee will be the Borrowers' assessed proportionate share of CAPCO's operating expenses related to obtaining/maintaining CAPCO's funding programs. The expense will be allocated by CAPCO to the Borrower's and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrowers' Commitment (as it may be reduced pursuant to SECTION 6) as a percentage of the total amount of borrowing authorized for all CAPCO borrowers. In no event will the Facility Fee exceed .09 of one percent (9 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements.

         6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of U.S. $5,000,000 or any larger integral multiple of U.S. $1,000,000 (EXCEPT that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

         7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (TOGETHER WITH accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

         8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; PROVIDED, HOWEVER, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such

Fund.

         9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, EXCEPT that such Borrower may make an oral request (each an "ORAL REQUEST") PROVIDED THAT each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested
Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan, (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio, Texas time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

         10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

                  (a) CAPCO shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of such Borrower;

                  (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B or as such Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to CAPCO via facsimile or telecopy; and

                  (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request, which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

         11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) resolutions of each Borrower's Trustees or Board of Directors authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D, authorizing certain individuals ("AUTHORIZED INDIVIDUALS"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request.

         12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally, makes on behalf of each of its respective series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

                  (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

                  (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

                  (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable, of such Borrower or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable, and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

                  (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

                  (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of each Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

                  (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are SUBJECT TO and liable for such Loans. CAPCO may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

         13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) To deliver to CAPCO as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

                  (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

                  (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

                  (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

                  (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

                  (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

                  (g) Upon the request of CAPCO, which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

         14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) Unless CAPCO has breached its obligations to lend hereunder or becomes insolvent or the subject of a receivership proceeding, not to incur any indebtedness for borrowed money (OTHER THAN (i) pursuant to a U.S. $100,000,000 committed master revolving credit facility with Bank of America N.A. (the "OTHER FACILITY") and (ii) overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) EXCEPT the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

                  (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (OTHER THAN assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; PROVIDED THAT a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 under the Investment Company Act of 1940.

         15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

                  (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

                  (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14;

                  (d) A Fund shall default in the performance of or compliance with any other term contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

                  (f) USAA Investment Management Company or any successor manager or investment adviser (PROVIDED THAT such successor manager or investment advisor is a wholly-owned subsidiary of United Services Automobile Association and/or CAPCO) shall cease to be the manager and investment advisor of a Fund; PROVIDED THAT USAA Investment Management Company (or its successor) shall be permitted to hire one or more of the existing subadvisors listed on SCHEDULE B as subadvisors for any Fund and may add new subadvisors as provided in SECTION 16(B); or

                  (g) An event of default shall occur and be continuing under the Other Facility with respect to a Fund;

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower (i) terminate its commitment to make any Loan hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

         16. NEW BORROWERS; NEW FUNDS; NEW SUBADVISORS

                  (a) So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

                           (i) Any investment company that becomes part of the same "GROUP OF INVESTMENT COMPANIES" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

                           (ii) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

                  (b) A Borrower may, by submitting an amended SCHEDULE B to this Agreement to CAPCO (which amended SCHEDULE B shall replace the SCHEDULE B which is then a part of this Agreement), add new subadvisors, which are not currently subadvising any other Fund.

         17. LIMITED RECOURSE. CAPCO agrees (a) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (b) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

         18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

         19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

         20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

         21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED THAT no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

         22. NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES

         (A) GENERAL. Unless otherwise expressly provided herein, all notices, requests and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address or facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrowers to the address, facsimile number, electronic mail address, or telephone number specified for such Person on EXHIBIT B or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to CAPCO, to the address, facsimile number, electronic mail address, or telephone number specified on EXHIBIT C or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to b given or made upon the EARLIER to occur of (i) actual receipt by the relevant party hereto ad
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

         (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Borrowers and the Bank. The Bank may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in Section 13, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

         23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged EXCEPT by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY

NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

         25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         26. PUBLICITY. Neither CAPCO nor the Borrowers will use any name, trademark, or trade name of the other without that other party's prior written consent.

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers (not in their individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto) and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:      /S/ EDWIN T. MCQUISTON
         ------------------------
         Edwin T. McQuiston
         Senior Vice President-Treasurer

Signature to the Facility Agreement Letter dated January 9, 2003, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and CAPCO.

AGREED AND ACCEPTED

USAA MUTUAL FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President


USAA     INVESTMENT  TRUST,
         on behalf of and for the  benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President


USAA TAX EXEMPT FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President


USAA     STATE TAX-FREE TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ CHRISTOPTHER W. CLAUS
         ------------------------------
         Christopher W. Claus, President


USAA     LIFE  INVESTMENT  TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement


By:      /S/ JAMES M. MIDDLETON
         -----------------------------
         James M. Middleton, President

                     SCHEDULE A TO FACILITY AGREEMENT LETTER

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
               UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT


BORROWER                    FUNDS                  MAXIMUM PERCENT  OF THE TOTAL
                                                   ASSETS WHICH CAN  BE BORROWED
                                                   UNDER FACILITY AGREEMENT WITH
                                                   CAPCO

USAA Mutual Fund, Inc.     USAA Aggressive Growth             5% of Total Assets
                           USAA Growth & Income                            "
                           USAA Income Stock                               "
                           USAA Short-Term Bond                            "
                           USAA Money Market                               "
                           USAA Growth                                     "
                           USAA Income                                     "
                           USAA S&P 500 Index (Member and Reward classes)  "
                           USAA Science & Technology                       "
                           USAA First Start Growth                         "
                           USAA High Yield Opportunities                   "
                           USAA Intermediate-Term Bond                     "
                           USAA Small Cap Stock                            "
                           USAA Extended Market Index                      "
                           USAA Nasdaq-100 Index                           "
                           USAA Global Titans Index                        "
                           USAA Capital Growth                             "
                           USAA Value                                      "

USAA Investment Trust      USAA Cornerstone Strategy                       "
                           USAA Precious Metals and Minerals               "
                           USAA International                              "
                           USAA World Growth                               "
                           USAA GNMA Trust                                 "
                           USAA Treasury Money Market Trust                "
                           USAA Emerging Markets                           "
                           USAA Growth and Tax Strategy Fund               "
                           USAA Balanced Strategy                          "

USAA Tax Exempt Fund, Inc. USAA Long-Term                                  "
                           USAA Intermediate-Term                          "
                           USAA Short-Term                                 "
                           USAA Tax Exempt Money Market                    "
                           USAA California Bond                            "
                           USAA California Money Market                    "
                           USAA New York Bond                              "
                           USAA New York Money Market                      "
                           USAA Virginia Bond                              "
                           USAA Virginia Money Market                      "

USAA State Tax-Free Trust  USAA Florida Tax-Free Income                    "
                           USAA Florida Tax-Free Money Market              "

USAA Life Investment Trust USAA Life Income Fund                           "
                           USAA Life Growth and Income Fund                "
                           USAA Life World Growth Fund                     "
                           USAA Life Diversified Assets Fund               "
                           USAA Life Aggressive Growth Fund                "

                                                                      Schedule A

                     SCHEDULE B TO FACILITY AGREEMENT LETTER

                              PERMITTED SUBADVISORS


         Barclays Global Fund Advisors
         Batterymarch Financial Management, Inc.
         The Boston Company Asset Management, LLC
         Deutsche Asset Management, Inc.
         Dresdner RCM Global Investors LLC
         Eagle Asset Management, Inc.
         Marsico Capital Management, LLC
         Merrill Lynch Quantitative Advisers
         MFS Investment Management
         Wellington Management Company, LLP
         Westwood Management Corporation

                                                                      Schedule B

                     EXHIBIT A TO FACILITY AGREEMENT LETTER

                           MASTER GRID PROMISSORY NOTE



U.S. $400,000,000                   Dated: January 09, 2003


         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 09, 2003 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 364-day committed Master Revolving Credit Facility Agreement between the Borrowers and Bank of America, N.A. (Bank of America), dated January 09, 2003, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and Bank of America, dated January 09, 2003.

         This Note shall be governed by the laws of the state of Texas.


                                                                       Exhibit A

Signature to the Master Grid Promissory Note dated January 09, 2003, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to CAPCO.

                                        USAA MUTUAL FUND, INC.,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                        By:  /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President


                                        USAA INVESTMENT TRUST,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                        By:   /S/ CHRISTOPHER W. CLAUS
                                              ----------------------------------
                                              Christopher W. Claus, President


                                        USAA TAX EXEMPT FUND, INC.,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                        By:  /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President


                                        USAA STATE  TAX-FREE TRUST,
                                             on  behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE  A to the Agreement

                                        By:  /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President



                                        USAA LIFE INVESTMENT TRUST,
                                             on  behalf of and for the  benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE  A to the  Agreement

                                        By:  /S/ JAMES M. MIDDLETON
                                             -----------------------------------
                                             James M. Middleton, President


                                                                       Exhibit A

                                SCHEDULE TO NOTE

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 09, 2003, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.

[GRID]

Date of
Loan


Borrower
and Fund


Amount
of Loan


Type of Rate
and Interest
Rate on Date
of Borrowing


Amount of
Principal
Repaid


Date of
Repayment


Other
Expenses


Notation made
by

                                                                       Exhibit A

                                    EXHIBIT B


                     EXHIBIT B TO FACILITY AGREEMENT LETTER

                           BORROWER INFORMATION SHEET


BORROWERS:        USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA
                  TAX EXEMPT FUND, INC. and USAA STATE TAX-FREE TRUST


ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWERS:

             9800 Fredericksburg Road
             San Antonio, Texas 78288 (for Federal Express, 78240)

             Attention:   Clifford A. Gladson
                          Senior Vice President, Fixed Income Investments (USAA)
             Telephone:   (210) 498-6508
             Cellphone:   (210) 913-6508
             Telecopy:    (210) 498-6707
             e-mail:      CLIFF.GLADSON@USAA.COM


             Attention:   Stuart H. Wester
                          Vice President,Equity Investments (USAA)
             Telephone:   (210) 498-7611
             Telecopy:    (210) 498-4446
             e-mail:      STUART.WEBSTER@USAA.COM


             Attention:   Roberto Galindo, Jr.
                          Assistant Vice President,
                          Mutual Fund Accounting and Administration (USAA)
             Telephone:   (210) 498-7261
             Telecopy:    (210) 498-0382 or 498-7819
             Telex:       767424
             e-mail:      bob.galindo@usaa.com


ADDRESS FOR BORROWING AND PAYMENTS:

             9800 Fredericksburg Road
             San Antonio, Texas 78288 ( for  Federal Express, 78240)

             Attention:   Roberto Galindo, Jr.
                          Assistant Vice President,
                          Mutual Fund Accounting and Administration (USAA)
             Telephone:   (210) 498-7261
             Telecopy:    (210) 498-0382 or 498-7819
             Telex:       767424
             e-mail:      bob.galindo@usaa.com

                                                                       Exhibit B

BORROWERS:        USAA LIFE INVESTMENT TRUST


ADDRESS FOR NOTICES AND OTHER COMMUICATIONS TO THE BORROWERS:

             9800 Fredericksburg Road
             San Antonio, Texas 78288 ( for Federal Express, 78240)

             Attention:   David M. Holmes
                          Senior Vice President
                          USAA Investment Management Company
             Telephone:   (210) 498-7517
             Telecopy:    (210) 498-8997
             e-mail:      david.holmes@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

             9800 Fredericksburg Road
             San Antonio, Texas 78288 ( for Federal Express, 78240)

             Attention:   Primary - David M. Holmes
                          Senior Vice President
                          USAA Investment Management Company
             Telephone:   (210) 498-7517
             Telecopy:    (210) 498-8997
             e-mail:      david.holmes@usaa.com

             Copies to:   Roberto Galindo, Jr.
                          Assistant Vice President
                          Mutual Fund Accounting and Administration (USAA)
             Telephone:   (210) 498-7261
             Telecopy:    (210) 498-0382 or 498-7819
             Telex:       767424
             e-mail:      bob.galindo@usaa.com

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:    X    FED FUNDS           CHIPS
            --------          ----------


                                                                       Exhibit B

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                            ACCT.# 6938-519-3

USAA INCOME STOCK FUND                               ACCT.# 6938-495-6

USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7

USAA MONEY MARKET FUND                               ACCT.# 6938-498-0

USAA GROWTH FUND                                     ACCT.# 6938-490-7

USAA INCOME FUND                                     ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND                       ACCT.#6938-515-1

USAA FIRST START GROWTH FUND                         ACCT.#6938-468-3

USAA HIGH YIELD OPPORTUNITIES FUND                   ACCT.#6938-576-3

USAA INTERMEDIATE-TERM BOND FUND                     ACCT.#6938-577-1

USAA SMALL CAP STOCK FUND                            ACCT.#6938-578-9

USAA NASDAQ-100 INDEX FUND                           ACCT.#6938-794-2

USAA GLOBAL TITANS INDEX FUND                        ACCT.#6938-795-9

USAA CAPITAL GROWTH FUND                             ACCT.#6938-796-7

USAA VALUE FUND                                      ACCT.#6938-799-1

BANKERS TRUST COMPANY, NEW YORK, NEW YORK

ABA #021001033

USAA S&P 500 INDEX FUND                              ACCT.#096699


                                                                       Exhibit B

THE CHASE MANHATTAN BANK, NEW YORK, NEW YORK

ABA #021000021

USAA EXTENDED MARKET INDEX FUND                      ACCT.#P83544

USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-487-3

USAA PRECIOUS METALS AND MINERALS FUND               ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5

USAA GNMA TRUST                                      ACCT.# 6938-486-5

USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-509-4

USAA BALANCED STRATEGY FUND                          ACCT.# 6938-507-8

USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LONG-TERM FUND                                  ACCT.# 6938-492-3

USAA INTERMEDIATE-TERM FUND                          ACCT.# 6938-496-4

USAA SHORT-TERM FUND                                 ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6

                                                                       Exhibit B

USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5


USAA LIFE INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LIFE INCOME FUND                                ACCT.# 6938-607-6

USAA LIFE GROWTH AND INCOME FUND                     ACCT.# 6938-606-8

USAA WORLD GROWTH FUND                               ACCT.# 6938-605-0

USAA LIFE DIVERSIFIED ASSETS FUND                    ACCT.# 6938-604-3

USAA LIFE AGGRESSIVE GROWTH FUND                     ACCT.# 6938-608-4


                                                                       Exhibit B

                                    EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                              USAA Capital Corporation
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

                              Attention:           Edwin T. McQuiston
                              Telephone:           (210) 498-2296
                              Telecopy:              (210) 498-6566


                                                                       Exhibit C

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust; and Cynthia A. Toles hereby certifies she is the duly elected Secretary of USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that they are authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Senior Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 9, 2003, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                     OFFICE                              SIGNATURE
----                     ------                              ---------

Robert G. Davis          Chairman and Chief Executive
                         Officer of USAA                  /S/ ROBERT G. DAVIS
                                                          ----------------------


Josue Robles, Jr.        Senior Vice President-Chief
                         Financial Officer/Corporate
                         Treasurer of USAA                 /S/ JOSUE ROBLES, JR.
                                                          ----------------------


Edwin T. McQuiston       Senior Vice President-Corporate
                         Finance and Assistant Treasurer
                         Of USAA                         /S/ EDWIN T. MCQUISTON
                                                         -----------------------

David M. Holmes          Treasurer of the Borrowers      /S/ DAVID M. HOLMES
                                                         -----------------------


Roberto Galindo, Jr.     Assistant Treasurer of the
                         Borrowers                       /S/ ROBERT GALINDO, JR.
                                                         -----------------------


IN WITNESS WHEREOF, we have executed the Certificate as of this 9th day of January, 2003.

/S/ MARK S. HOWARD                                 /S/ CYTHIA A. TOLES
---------------------                              -----------------------------
Mark S. Howard                                     Cynthia A. Toles
Secretary                                          Secretary


I, Christopher W. Claus, officer of the Borrowers hereby certify that Mark S. Howard and Cynthia A. Toles are, and have been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretaries of the Borrowers and that their signatures set forth above are their true and correct signature.

Date:  January 9, 2003


                                                   /S/ CHRISTOPHER W. CLAUS
                                                   -----------------------------
                                                   Christopher W. Claus, Officer

                                                                      Exhibit D

                           MASTER GRID PROMISSORY NOTE


U.S. $400,000,000                   Dated: January 09, 2003

         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 09, 2003 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         Loans under the Agreement and this Note (except to USAA Life Investment Trust) are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility Agreement between the Borrowers and Bank of America, N.A. (Bank of America), dated January 09, 2003, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and Bank of America, dated January 09, 2003.

         This Note shall be governed by the laws of the state of Texas.

Signature to the Master Grid Promissory Note dated January 09, 2003, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.


                                    USAA MUTUAL FUND, INC.,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                    By:      /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President


                                    USAA INVESTMENT TRUST,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                    By:      /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President


                                    USAA TAX EXEMPT FUND, INC.,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                    By:      /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President


                                    USAA STATE  TAX-FREE  TRUST,
                                             on  behalf of  and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE  A to the Agreement

                                    By:      /S/ CHRISTOPHER W. CLAUS
                                             -----------------------------------
                                             Christopher W. Claus, President


                                    USAA LIFE  INVESTMENT TRUST,
                                             on  behalf of and  for  the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE  A to the Agreement

                                    By:      /S/ JAMES M. MIDDLETON
                                             -----------------------------------
                                             James M. Middleton, President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 09, 2003, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.

[GRID}
Date of Loan


Borrower
and Fund


Amount of
Loan

Type of Rate and
Interest
Rate on Date of
Borrowing


Amount of
Principal
Repaid


Date of
Repayment


Other
Expenses


Notation made
by